EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zeros & Ones, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Mark M. Laisure, Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006	/s/ Mark M. Laisure
Mark M. Laisure,
Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Secretary